SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. 1)

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12


                               STEVEN MADDEN, LTD.
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                (Name of Registrant as Specified in its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                  N/A
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                     N/A
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                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

                  N/A
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         4)       Proposed maximum aggregate value of transaction:

                     N/A
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[ ]      Fee paid previously with preliminary materials:

                     N/A
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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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Set forth below is the text of a letter sent by Steven Madden, Ltd. to FMR Corp.
on May 20, 2004.



                       [Letterhead of Steven Madden, Ltd.]




May 20, 2004


FMR Corp.
82 Devonshire Street
Boston, MA  02109
Attn:  Eric Roiter, General Counsel

Re:  Steven Madden, Ltd.

Dear Mr. Roiter,

This will confirm my conversation with Robert McCormick this afternoon during which I agreed that the management of Steven Madden, Ltd. (the "Company") will request that the board of directors of the Company consider amending the Company's 1999 Stock Plan to provide that no material amendments will be made to such plan without stockholder approval.

Sincerely,

/s/ JAMIESON A. KARSON
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Jamieson A. Karson
Vice Chairman and Chief Executive Officer